Exhibit 22.1

List of Subsidiary Guarantors

As of the date of the registration statement of which this Exhibit 22.1 is a part, the 3.000% Senior Notes due 2031 and the 5.350% Senior Notes due 2033 of National Health Investors, Inc. (the “Company”) were fully and unconditionally guaranteed, jointly and severally, by each of the following subsidiaries of the Company:

NHI/REIT, Inc.
Florida Holdings IV, LLC
NHI REIT of Alabama, L.P.
NHI/REIT of Florida, L.P.
NHI-REIT of Missouri, LP
NHI-REIT of Georgia, L.P.
NHI-REIT of South Carolina, L.P.
NHI-REIT of California, LP
NHI-REIT of Idaho, L.P.
NHI-REIT of Virginia, L.P.
NHI/Anderson, LLC
NHI/Laurens, LLC
Texas NHI Investors, LLC
NHI-REIT of Oregon, LLC
NHI-REIT of Florida, LLC
NHI-REIT of Minnesota, LLC
NHI-REIT of Tennessee, LLC
NHI Selah Properties, LLC
NHI-REIT of Wisconsin, LLC
NHI-REIT of NC Springs, LLC
NHI-REIT of Northeast, LLC
NHI-REIT of Washington, LLC
NHI-REIT of Maryland, LLC
NHI-REIT of Seaside, LLC
Myrtle Beach Retirement Residence LLC
Voorhees Retirement Residence LLC
NHI-REIT of Next House, LLC
NHI-REIT of Axel, LLC
NHI-REIT of Michigan, LLC
NHI-REIT of Bickford, LLC
NHI-REIT of North Carolina, LLC
NHI-REIT of TX-IL, LLC
NHI-REIT of Colorado, LLC
NHI-Bickford RE, LLC
NHI-SS TRS, LLC
NHI-REIT of Indiana, LLC
NHI SH Propco 1, LLC
NHI-REIT of Oklahoma, LLC
NHI-Merrill I TRS, LLC
NHI-Discovery I TRS, LLC
NHI PropCo Member LLC
NHI-REIT of DSL PropCo II, LLC
NHI-REIT of CCWH, LLC

Care YBE Subsidiary LLC
NHI SH OpCo 1, LLC
NHI OpCo Salisbury MD, LLC
NHI OpCo Reading PA, LLC
NHI OpCo Michigan City IN, LLC
NHI OpCo Portage IN, LLC
NHI OpCo Columbus IN, LLC
NHI OpCo Vero Beach FL, LLC
NHI-REIT of PropCo I, LLC
NHI-REIT of PropCo II, LLC
NHI-REIT of PropCo III, LLC
NHI-REIT of PropCo IV, LLC
NHI-REIT of PropCo V, LLC
NHI SH PropCo 2, LLC
NHI SH OpCo 2, LLC
NHI PropCo Redmond OR, LLC
NHI OpCo Redmond OR, LLC
NHI PropCo Central Point OR, LLC
NHI OpCo Central Point OR, LLC
NHI PropCo Tulsa OK, LLC
NHI OpCo Tulsa OK, LLC
NHI PropCo Broken Arrow OK, LLC
NHI OpCo Broken Arrow OK, LLC